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                                                                 EXHIBIT 10.3





                            ADVANCED BIOTHERAPY, INC.



                       2000 OMNIBUS EQUITY INCENTIVE PLAN





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                                TABLE OF CONTENTS
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
ARTICLE 1.  INTRODUCTION.......................................................................................

ARTICLE 2.  DEFINITIONS........................................................................................

ARTICLE 3.  SHARES AVAILABLE FOR GRANTS........................................................................
         3.1      BASIC LIMITATION.............................................................................
         3.2      ANNUAL INCREASE IN SHARES....................................................................
         3.3      ADDITIONAL SHARES............................................................................
         3.4      DIVIDEND EQUIVALENTS.........................................................................

ARTICLE 4.  ELIGIBILITY........................................................................................
         4.1      INCENTIVE STOCK OPTIONS......................................................................
         4.2      OTHER GRANTS.................................................................................
         4.3      NONASSIGNABILITY.............................................................................
         4.4      REQUIREMENT OF NOTIFICATION OF ELECTION UNDER SECTION 83(b) OF THE CODE......................
         4.5      REQUIREMENT OF NOTIFICATION UPON DISQUALIFYING DISPOSITION UNDER SECTION 421(b) OF THE CODE..

ARTICLE 5.  OPTIONS............................................................................................
         5.1      STOCK OPTION AGREEMENT.......................................................................
         5.2      NUMBER OF SHARES.............................................................................
         5.3      EXERCISE PRICE...............................................................................
         5.4      EXERCISABILITY AND TERM......................................................................
         5.5      MANNER OF EXERCISE...........................................................................
         5.6      EFFECT ON OPTION OF DEATH OR OTHER TERMINATION OF EMPLOYMENT, DIRECTORSHIP OR CONSULTANCY....
         5.7      EFFECT OF CHANGE IN CONTROL..................................................................
         5.8      MODIFICATION OR ASSUMPTION OF OPTIONS........................................................
         5.9      BUYOUT PROVISIONS............................................................................
         5.10     COMPANY'S RIGHT OF FIRST REFUSAL.............................................................
         5.11     COMPANY'S RIGHT OF RECAPTURE. ...............................................................

ARTICLE 6.  PAYMENT FOR OPTION SHARES..........................................................................
         6.1      GENERAL RULE.................................................................................
         6.2      SURRENDER OF STOCK...........................................................................
         6.3      NET EXERCISE.................................................................................
         6.4      EXERCISE/SALE................................................................................
         6.5      EXERCISE/PLEDGE..............................................................................
         6.6      PROMISSORY NOTE..............................................................................
         6.7      OTHER FORMS OF PAYMENT.......................................................................


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ARTICLE 7.  OPTION GRANTS TO OUTSIDE DIRECTORS/AFFILIATES.....................................................

ARTICLE 8.  STOCK APPRECIATION RIGHTS.........................................................................
         8.1      SAR AGREEMENT...............................................................................
         8.2      NUMBER OF SHARES............................................................................
         8.3      EXERCISE PRICE..............................................................................
         8.4      EXERCISABILITY AND TERM.....................................................................
         8.5      EFFECT OF CHANGE IN CONTROL.................................................................
         8.6      EXERCISE OF SARS............................................................................
         8.7      MODIFICATION OR ASSUMPTION OF SARS..........................................................

ARTICLE 9.  RESTRICTED SHARES.................................................................................
         9.1      RESTRICTED STOCK AGREEMENT..................................................................
         9.2      PAYMENT FOR AWARDS..........................................................................
         9.3      VESTING CONDITIONS..........................................................................
         9.4      VOTING AND DIVIDEND RIGHTS..................................................................
         9.5      REPURCHASE OPTION...........................................................................

ARTICLE 10.  STOCK UNITS......................................................................................
         10.1     STOCK UNIT AGREEMENT........................................................................
         10.2     PAYMENT FOR AWARDS..........................................................................
         10.3     VESTING CONDITIONS..........................................................................
         10.4     VOTING AND DIVIDEND RIGHTS..................................................................
         10.5     FORM AND TIME OF SETTLEMENT OF STOCK UNITS..................................................
         10.6     DEATH OF RECIPIENT..........................................................................
         10.7     CREDITORS' RIGHTS...........................................................................

ARTICLE 11.  PROTECTION AGAINST DILUTION......................................................................
         11.1     ADJUSTMENTS.................................................................................
         11.2     DISSOLUTION OR LIQUIDATION..................................................................
         11.3     REORGANIZATIONS.............................................................................

ARTICLE 12.  DEFERRAL OF AWARDS...............................................................................

ARTICLE 13.  AWARDS UNDER OTHER PLANS.........................................................................

ARTICLE 14.  PAYMENT OF DIRECTOR'S FEES IN SECURITIES.........................................................
         14.1     EFFECTIVE DATE..............................................................................
         14.2     ELECTIONS TO RECEIVE NSOs, RESTRICTED SHARES OR STOCK UNITS.................................
         14.3     NUMBER AND TERMS OF NSOs, RESTRICTED SHARES OR STOCK UNITS..................................

ARTICLE 15.  LIMITATION ON RIGHTS.............................................................................
         15.1     RETENTION RIGHTS............................................................................
         15.2     STOCKHOLDERS' RIGHTS........................................................................
         15.3     CONDITIONS UPON ISSUANCE OF COMMON SHARES...................................................

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ARTICLE 16.  WITHHOLDING TAXES................................................................................
         16.1     GENERAL.....................................................................................
         16.2     SHARE WITHHOLDING...........................................................................

ARTICLE 17.  FUTURE OF THE PLAN...............................................................................
         17.1     TERM OF THE PLAN............................................................................
         17.2     AMENDMENT OR TERMINATION....................................................................
         17.3     STOCKHOLDER APPROVAL........................................................................
         17.4     EFFECT OF AMENDMENT OR TERMINATION..........................................................

ARTICLE 18.  LIMITATION ON PARACHUTE PAYMENTS.................................................................
         18.1     SCOPE OF LIMITATION.........................................................................
         18.2     BASIC RULE..................................................................................
         18.3     REDUCTION OF PAYMENTS.......................................................................
         18.4     OVERPAYMENTS AND UNDERPAYMENTS..............................................................
         18.5     RELATED CORPORATIONS........................................................................

ARTICLE 19.  INDEMNIFICATION..................................................................................

ARTICLE 20.  PROVISION OF INFORMATION.........................................................................

ARTICLE 21.  ADMINISTRATION...................................................................................
         21.1     COMMITTEE COMPOSITION.......................................................................
         21.2     POWERS OF THE BOARD.........................................................................
         21.3     COMMITTEE FOR NON-OFFICER GRANTS............................................................

ARTICLE 22.  EXECUTION........................................................................................

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                            ADVANCED BIOTHERAPY, INC.

                       2000 OMNIBUS EQUITY INCENTIVE PLAN

ARTICLE 1.  INTRODUCTION.

         The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Employees, Outside Directors and Consultants to focus on critical long-range objectives,
(b) encouraging the attraction and retention of Employees, Outside Directors and Consultants with exceptional qualifications and (c) linking Employees, Outside Directors and Consultants directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of Restricted Shares, Stock Units, Options (which may constitute incentive stock options or nonstatutory stock options) and Stock Appreciation Rights. Terms defined herein shall have the meanings set forth in "Article 2 - Definitions."

         The Plan shall be governed by, and construed in accordance with, the laws of the State of California.

ARTICLE 2.  DEFINITIONS.

         2.1 "AFFILIATE" means any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than fifty percent (50%) of such entity.

         2.2 "AWARD" means any award of an Option, an SAR, a Restricted Share or a Stock Unit under the Plan.

         2.3 "BOARD" means the Company's Board of Directors, as constituted from time to time.

         2.4 "CHANGE IN CONTROL" shall mean:

                  a. The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than fifty percent (50%) of the combined voting power of the continuing or surviving entity's securities, entitled to vote generally in the election of directors and outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization;

                  b. The sale, transfer or other disposition of all or substantially all of the Company's assets, if more than fifty percent (50%) of the combined voting power of the acquiring entity's securities, entitled to vote generally in the election of directors and outstanding immediately after such sale, transfer or other disposition is owned by persons who were not stockholders of the Company immediately prior to such sale, transfer or other disposition;


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                  c. A change in the composition of the Board, as a result of which fewer than fifty percent (50%) of the directors are continuing directors, where the term "continuing director" means at any date a member of the Board (i) who was a member of the Board on the date of the initial adoption of the Plan by the Board or (ii) who was nominated or elected subsequent to such date by (x) at least a majority of the directors who were continuing directors at the time of such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the directors who were continuing directors at the time of such nomination or election; PROVIDED, HOWEVER, that there shall be excluded from this clause (ii) any individual whose initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a person other than the Board; or

                  d. Any transaction as a result of which any person is the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing at least thirty percent (30%) of the total voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"). For purposes of this Paragraph (d), the term "person" shall have the same meaning as when used in sections 13(d) and 14(d) of the Exchange Act but shall exclude (i) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or of a Parent or Subsidiary and (ii) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the common stock of the Company. For purposes of this paragraph
(d), the following acquisitions shall not constitute a Change in Control: (x) any acquisition directly from the Company of less than fifty percent (50%) of the Outstanding Company Voting Securities (excluding an acquisition pursuant to the exercise, conversion or exchange of any security exercisable for, convertible into or exchangeable for common stock or voting securities of the Company, unless the Person exercising, converting or exchanging such security acquired such security directly from the Company or an underwriter or agent of the Company), or (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company.

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

         2.5 "CODE" means the Internal Revenue Code of 1986, as amended.

         2.6 "COMMITTEE" means a committee of the Board, as described in
Article 21.

         2.7 "COMMON SHARE" means one share of the common stock of the Company.

         2.8 "COMPANY" means Advanced Biotherapy, Inc., a Delaware corporation.

         2.9 "CONSULTANT" means any person, including an advisor, engaged by the Company or an Affiliate to render consulting services and who is compensated for such services,

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provided that the term "Consultant" shall not include Outside Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services. Service as a Consultant shall be considered employment for all purposes of the Plan, except as provided in Section 4.1.

         2.10 "EMPLOYEE" means any person, including Officers and Directors, employed by the Company, a Parent, a Subsidiary or an Affiliate of the Company. Neither services as an Outside Director nor payment of a director's fee by the Company shall alone be sufficient to constitute "employment" by the Company.

         2.11 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         2.12 "EXERCISE PRICE," in the case of an Option, means the amount for which one Common Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement. "Exercise Price," in the case of an SAR, means an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value of one Common Share in determining the amount payable upon exercise of such SAR.

         2.13 "FAIR MARKET VALUE" means with respect to each Common Share the last reported sale price of the Company's Common Shares sold on the principal national securities exchanges on which the Common Shares are at the time admitted to trading or listed, or, if there have been no sales of any such exchange on such day, the average of the highest bid and lowest ask price on such day as reported by the NASDAQ system, or any similar organization if the NASDAQ is no longer reporting such information, either (i) on the date which the notice of exercise is deemed to have been sent to the Company (the "Notice Date") or (ii) over a period of five (5) trading days preceding the Notice Date, whichever of (i) or (ii) is greater. If on the date for which the current fair market value is to be determined, the Common Shares are not listed on any securities exchange or quoted on the NASDAQ system or the over-the-counter market, the current fair market value of Common Shares shall be the highest price per share which the Company could then obtain from a willing buyer (not a current employee or director) for Common Shares sold by the Company, from authorized but unissued shares, as determined in good faith by the Board of the Company, unless prior to such date the Company has become subject to a binding agreement for a merger, acquisition or other consolidation pursuant to which the Company is not the surviving party, in which case the current fair market value of the Common Shares shall be deemed to be the value to be received by the holders of the Company's Common Shares for each share thereof pursuant to the Company's acquisition. Such determination shall be conclusive and binding on all persons.

         2.14 "ISO" means an incentive stock option described in Section 422(b) of the Code.

         2.15 "NSO" means a stock option not described in Sections 422 or 423 of the Code.

         2.16 "OPTION" means an ISO or NSO granted under the Plan and entitling the holder to purchase Common Shares.


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         2.17 "OPTIONEE" means an individual or estate who holds an Option or
SAR.

         2.18 "OUTSIDE DIRECTOR" shall mean a member of the Board who is not an Employee. Service as an Outside Director shall be considered employment for all purposes of the Plan, except as provided in Section 4.1.

         2.19 "PARENT" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

         2.20 "PARTICIPANT" means an individual or estate who holds an Award.

         2.21 "PLAN" means this Advanced Biotherapy, Inc. 2000 Omnibus Equity Incentive Plan, as amended from time to time.

         2.22 "RESTRICTED SHARE" means a Common Share awarded under the Plan, subject to the Restricted Stock Agreement.

         2.23 "RESTRICTED STOCK AGREEMENT" means the agreement between the Company and the recipient of a Restricted Share which contains the terms, conditions and restrictions pertaining to such Restricted Share.

         2.24 "SAR" means a stock appreciation right granted under the Plan.

         2.25 "SAR AGREEMENT" means the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her SAR.

         2.26 "SERVICE PROVIDER" means any provider of services to the Company for which the individual or the individual's employer or company is compensated, and includes employees, directors and consultants.

         2.27 "STOCK OPTION AGREEMENT" means the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his or her Option.

         2.28 "STOCK UNIT" means a bookkeeping entry representing the equivalent of one Common Share, as awarded under the Plan.

         2.29 "STOCK UNIT AGREEMENT" means the agreement between the Company and the recipient of a Stock Unit which contains the terms, conditions and restrictions pertaining to such Stock Unit.


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         2.30 "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

ARTICLE 3.  SHARES AVAILABLE FOR GRANTS.

         3.1 BASIC LIMITATION. Common Shares issued pursuant to the Plan may be authorized but unissued shares or reacquired shares, bought on the market or otherwise. The aggregate number of Options, SARs, Stock Units and Restricted Shares awarded under the Plan shall not exceed (a) [Four Million (4,000,000)] Common Shares plus (b) the additional Common Shares described in Sections 3.2 and 3.3. The limitation of this Section 3.1 shall be subject to adjustment pursuant to Article 11.

         3.2 ANNUAL INCREASE IN SHARES. As of January 1 of each year, commencing with the year 2001, the aggregate number of Options, SARs, Stock Units and Restricted Shares that may be awarded under the Plan shall automatically increase by a number equal to the lesser of (a) two and one-half percent (2.5%) of the total number of Common Shares then outstanding or (b) [250,000] Common Shares. At no time shall (a) the total number of Common Shares issuable upon exercise of all outstanding Options and the total number of Common Shares provided for under any stock bonus or similar plan of the Company exceed the applicable percentage as calculated in accordance with the conditions and exclusions of applicable state law, rules and regulations, or (b) the amount of securities offered and sold under the Plan exceed the limitations provided in Rule 701 under the Securities Act of 1933, as amended.

         3.3 ADDITIONAL SHARES. If Restricted Shares or Common Shares issued upon the exercise of Options are forfeited, then such Common Shares shall again become available for Awards under the Plan. If Stock Units, Options or SARs are forfeited or terminate for any other reason before being exercised, then the corresponding Common Shares shall again become available for Awards under the Plan. If Stock Units are settled, then only the number of Common Shares (if any) actually issued in settlement of such Stock Units shall reduce the number available under Section 3.1 and the balance shall again become available for Awards under the Plan. If SARs are exercised, then only the number of Common Shares (if any) actually issued in settlement of such SARs shall reduce the number available under Section 3.1 and the balance shall again become available for Awards under the Plan. The foregoing notwithstanding, the aggregate number of Common Shares that may be issued under the Plan upon the exercise of ISOs shall not be increased when Restricted Shares or other Common Shares are forfeited.


         3.4 DIVIDEND EQUIVALENTS. Any dividend equivalents paid or credited under the Plan shall not be applied against the number of Restricted Shares, Stock Units, Options or SARs available for Awards, whether or not such dividend equivalents are converted into Stock Units.


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ARTICLE 4.  ELIGIBILITY.

         4.1 INCENTIVE STOCK OPTIONS. Only Employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs. In addition, an Employee who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company or any of its Parents or Subsidiaries shall not be eligible for the grant of an ISO only when the requirements set forth in section 422(c)(6) of the Code are satisfied.

         4.2 OTHER GRANTS. Only Employees, Outside Directors and Consultants, or other Service providers that might be included later, shall be eligible for the grant of Restricted Shares, Stock Units, NSOs or SARs under the Plan.

         4.3 NONASSIGNABILITY. Except as otherwise specifically set forth in this Plan or as approved by the Committee, no Award or right granted to any person under the Plan shall be assignable or transferable other than by will or by the laws of descent and distribution, and all such Awards and rights shall be exercisable during the life of the Participant only by the Participant or the Participant's legal representative.

         4.4 REQUIREMENT OF NOTIFICATION OF ELECTION UNDER SECTION 83(b) OF THE CODE. If a Participant, in connection with the acquisition of Common Shares under the Plan, is permitted under the terms of the Award agreement to make the election permitted under Section 83(b) of the Code (i.e., an election to include in gross income in the year of transfer the amounts specified in Code Section 83(b) notwithstanding the continuing transfer restrictions) and the Participant makes such an election, the Participant shall notify the Company of such election within ten (10) days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of Code Section 83(b).

         4.5 REQUIREMENT OF NOTIFICATION UPON DISQUALIFYING DISPOSITION UNDER
SECTION 421(b) OF THE CODE. If any Participant shall make any disposition of Common Shares issued pursuant to the exercise of an incentive stock option under the circumstances described in Section 421(b) of the code (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition within 10 days thereof.

ARTICLE 5.  OPTIONS.

         5.1 STOCK OPTION AGREEMENT. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The Stock Option Agreement shall specify whether the Option is an ISO or an NSO. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. Options may be granted in consideration of a reduction in the Optionee's other compensation. A Stock Option Agreement may provide that a new

Option will be granted automatically to the Optionee when he or she exercises a prior Option and pays the Exercise Price in the form described in Section 6.2.

         5.2 NUMBER OF SHARES. Each Stock Option Agreement shall specify the number of Common Shares subject to the Option and shall provide for the adjustment of such number in accordance with Article 11.

         5.3 EXERCISE PRICE. Each Stock Option Agreement shall specify the Exercise Price; provided that the Exercise Price under an ISO shall in no event be less than one hundred percent (100%) (one hundred ten percent (110%) in the case of any person who owns more than ten percent (10%) of the total combined voting power of all classes of capital stock of the Company or any of its Subsidiaries) of the Fair Market Value of a Common Share on the date of grant and the Exercise Price under an NSO shall in no event be less than eighty-five percent (85%) of the Fair Market Value of a Common Share on the date of grant.

         5.4 EXERCISABILITY AND TERM. Each Stock Option Agreement shall specify the date or event when all or any installment of the Option is to become exercisable, which may include vesting requirements and/or performance criteria with respect to the Company and/or the Optionee, provided, however, that an Option granted to a non-officer Employee shall vest at least twenty percent (20%) of the grant per year. The Stock Option Agreement shall also specify the term of the Option; provided that the term of an ISO shall in no event exceed ten (10) years from the date of grant. A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee's death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's service. Options may be awarded in combination with SARs, and such an Award may provide that the Options will not be exercisable unless the related SARs are forfeited.

         5.5 MANNER OF EXERCISE. An Option shall be deemed exercised when the Company receives: (i) notice of exercise (in accordance with the Stock Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Common Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Committee and permitted by the Stock Option Agreement. Common Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Common Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Common Shares subject to the Option, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Common Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Common Shares are issued, except as provided in Article 11 of the Plan.

         Exercising an Option in any manner shall decrease the number of Common Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Common Shares as to which the Option is exercised.

         5.6 EFFECT ON OPTION OF DEATH OR OTHER TERMINATION OF EMPLOYMENT, DIRECTORSHIP OR CONSULTANCY.

                  a. In the event of termination of the employment, directorship or consultancy (as applicable) of a Participant, including, without limitation, retirement other than (i) a termination for cause, or (ii) a termination by reason of disability as determined by the Board in accordance with applicable Company personnel policies ("Disability") or death, the Participant may exercise his Option at any time within three (3) months after such termination, or such other time as the Board shall authorize, to the extent his Option was exercisable by him at the date of such termination, but in no event after the expiration of the term thereof; PROVIDED, HOWEVER, that in no event shall such exercise right expire fewer than thirty (30) days after such termination. In the event of the termination of the employment, directorship or consultancy (as applicable) of a Participant that is for cause, any Option held by him, to the extent not theretofore exercised, shall forthwith terminate. Options shall not be affected by any change of employment, directorship or consultancy (as applicable) so long as the Participant continues to be an employee, director or consultant (as applicable) of the Company or a Subsidiary. The Stock Option Agreement may contain such provisions as the Board shall approve with reference to the effect of approved leaves of absence. "Termination for cause" shall include the meaning of that term as set forth in California Labor Code Sections 2924 and 2925 and case law related thereto and, in addition, shall include for cause termination under the terms of the Plan, any Stock Option Agreement and any employment agreement applicable to the person in question as well as voluntary termination on the part of the Participant without the prior written consent of the Company.

                  b. In the event of the death or Disability of a Participant while he is employed by, engaged as a consultant to or serving as a director (as applicable) of the Company or a Subsidiary (or within three (3) months after termination thereof), such Option (unless it shall have been previously terminated pursuant to the provisions of clause (a) above) may be exercised (to the extent the Participant's Option was exercisable at the date of death or Disability) by a beneficiary or beneficiaries of such Participant under the Participant's will, or by his personal representatives or distributees or such Participant (as applicable), at any time within a period of six (6) months after his death or Disability, but not after the expiration of the term thereof; provided, however, that in no event shall such exercise right expire fewer than six (6) months after the date of termination of employment, consultancy or directorship (as applicable).

                  c. No transfer of an Option by the Participant by will or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and an authenticated copy of the will and/or such other evidence as the Board may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of such Option.

         5.7 EFFECT OF CHANGE IN CONTROL. The Committee may determine, at the time of granting an Option or thereafter, that such Option shall become exercisable as to all or part of the Common Shares subject to such Option in the event that a Change in Control occurs with respect to the Company, subject to Section 11.1 below and subject to the following limitations:

         a. In the case of an ISO, the acceleration of exercisability shall not occur without the Optionee's written consent.

         b. If the Company and the other party to the transaction constituting a Change in Control agree that such transaction is to be treated as a "pooling of interests" for financial reporting purposes, and if such transaction in fact is so treated, then the acceleration of exercisability shall not occur to the extent that the Company's independent accountants and such other party's independent accountants separately determine in good faith that such acceleration would preclude the use of "pooling of interests" accounting.

         5.8 MODIFICATION OR ASSUMPTION OF OPTIONS. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding options or may accept the cancellation of outstanding options (whether granted by the Company or by another issuer) in return for the grant of new options for the same or a different number of Common Shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair his or her rights or obligations determined pursuant to the Option Agreement representing such Option.

         5.9 BUYOUT PROVISIONS. The Committee may at any time (a) offer to buy out for a payment in cash or cash equivalents an Option previously granted or
(b) authorize an Optionee to elect to cash out an Option previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.

         5.10 COMPANY'S RIGHT OF FIRST REFUSAL. Before any Common Shares held by Optionee or any transferee (either being sometimes referred to herein as the "Holder") may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Common Shares on the terms and conditions set forth in this Section (the "Right of First Refusal").

                  a. NOTICE OF PROPOSED TRANSFER. The Holder of the Common Shares shall deliver to the Company a written notice (the "Notice") stating: (i) the Holder's bona fide intention to sell or otherwise transfer such Common Shares; (ii) the name of each proposed purchaser or other transferee (the "Proposed Transferee"); (iii) the number of Common Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Common Shares (the "Offered Price"), and the Holder shall offer the Common Shares at the Offered Price to the Company or its assignee(s).

                  b. EXERCISE OF RIGHT OF FIRST REFUSAL. At any time within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Common Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

                  c. PURCHASE PRICE. The purchase price (the "Purchase Price") for the Common Shares purchased by the Company or its assignee(s) under this Section shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Company in good faith.

                  d PAYMENT. Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash, by check, by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within 30 days after receipt of the Notice or in the manner and at the times set forth in the Notice.

                  e. HOLDER'S RIGHT TO TRANSFER. If all of the Common Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Common Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 120 days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section shall continue to apply to the Common Shares in the hands of such Proposed Transferee. If the Common Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Common Shares held by the Holder may be sold or otherwise transferred.

                  f. EXCEPTION FOR CERTAIN FAMILY TRANSFERS. Anything to the contrary contained in this Section notwithstanding, the transfer of any or all of the Common Shares during the Optionee's lifetime or on the Optionee's death by will or intestacy to the Optionee's immediate family or to trusts established, in whole or in part, for the benefit of the Optionee and/or one or more of such immediate family members shall be exempt from the provisions of this Section. For purposes of the Plan, (i) the term "immediate family" shall mean the Optionee's spouse and issue (including adopted and stepchildren) and
(ii) the phrase "immediate family members and trusts established in whole or in part for the benefit of the Optionee and/or one or more of such immediate family members" shall be further limited, if necessary, so that neither the transfer of an NSO to such immediate family member or trust, nor the ability of an Optionee to make such a transfer shall have adverse consequences to the Company or the Optionee by reason of Section 162(m) of the Code. In such case, the transferee or other recipient shall receive and hold the Common Shares so transferred subject to the provisions of this Section, and there shall be no further transfer of such Common Shares except in accordance with the terms of this Section.

                  g. TERMINATION OF RIGHT OF FIRST REFUSAL. The Right of First Refusal shall terminate upon the earlier of (i) two (2) years after the date of issuance to the Optionee of such

Common Shares or (ii) the date on which such Common Shares shall be registered pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended.

         5.11 COMPANY'S RIGHT OF RECAPTURE. To the extent provided in the Restricted Stock Agreement, Stock Option Agreement, or Stock Unit Agreement, as applicable, if at any time within one (1) year after the date on which a Participant exercises an Option or SAR, or on which Restricted Shares vest, or which is the maturity date of Stock Units, or on which income is realized by a Participant in connection with any other stock-based Award (each of which events is a "realization event"), the Participant is terminated for cause (or, if still employed by the Company, engages in any activity that would constitute a basis for a termination for cause), then any gain realized by the Participant from the realization event shall be paid by the Participant to the Company upon notice from the Company. Such gain shall be determined on a gross basis, without reduction for any taxes incurred, as of the date of the realization event, without regard to any subsequent change in the Fair Market Value of a Common Share. The Company shall have the right to offset such gain against any amounts otherwise owed to the Participant by the Company (whether as wages, vacation pay, or pursuant to any benefit plan or other compensatory arrangement).

ARTICLE 6.  PAYMENT FOR OPTION SHARES.

         6.1 GENERAL RULE. The entire Exercise Price of Common Shares issued upon exercise of Options shall be payable in cash or cash equivalents at the time when such Common Shares are purchased, except as follows:

         a. In the case of an ISO granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement. The Stock Option Agreement may specify that payment may be made in any form(s) described in this Article 6.

         b. In the case of an NSO, the Committee may at any time accept payment in any form(s) described in this Article 6.

         6.2 SURRENDER OF STOCK. To the extent that this Section 6.2 is applicable, all or any part of the Exercise Price may be paid by surrendering, or attesting to the ownership of, Common Shares that are already owned by the Optionee. Such Common Shares shall be valued at their Fair Market Value on the date when the new Common Shares are purchased under the Plan. The Optionee shall not surrender, or attest to the ownership of, Common Shares in payment of the Exercise Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.

         6.3 NET EXERCISE. Instead of exercising the Option by paying the Exercise Price in cash, check or other appropriate consideration, the Optionee may elect to exercise the Option in whole or in part by receiving Common Shares equal to the value (as determined below) of the Option, or any part hereof, upon surrender of the Option at the principal office of the Company together with the notice of exercise annexed to the Stock Option Agreement in which event the Company shall issue to the Optionee a number of Common Shares computed using the following formula:

                             X=Y(A-B)
                               ------
                                  A

         Where    X = the number of Common Shares to be issued to the Holder;

                  Y = the number of Common Shares underlying the Option to
                      be exercised;

                  A = the current fair market value of one Common Share; and

                  B = the Exercise Price of the Option.

         As used herein, current fair market value of Common Share shall mean with respect to each Common Share the last reported sale price of the Company's Common Shares sold on the principal national securities exchanges on which the Common Shares are at the time admitted to trading or listed, or, if there have been no sales of any such exchange on such day, the average of the highest bid and lowest ask price on such day as reported by the National Association of Securities Dealers Automated Quotation system ("NASDAQ"), or any similar organization if the NASDAQ is no longer reporting such information, either (i) on the date which the notice of exercise is deemed to have been sent to the Company (the "Notice Date") or (ii) over a period of five (5) trading days preceding the Notice Date, whichever of (i) or (ii) is greater. If on the date for which the current fair market value is to be determined, the Common Shares are not listed on any securities exchange or quoted on the NASDAQ system or the over-the-counter market, the current fair market value of Common Shares shall be the highest price per share which the Company could then obtain from a willing buyer (not a current employee or director) for Common Shares sold by the Company, from authorized but unissued shares, as determined in good faith by the Board of the Company, unless prior to such date the Company has become subject to a binding agreement for a merger, acquisition or other consolidation pursuant to which the Company is not the surviving party, in which case the current fair market value of the Common Shares shall be deemed to be the value to be received by the holders of the Company's Common Shares for each share thereof pursuant to the Company's acquisition.

         6.4 EXERCISE/SALE. To the extent that this Section 6.4 is applicable, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) an irrevocable direction to a securities broker approved by the Company to sell all or part of the Common Shares being purchased under the Plan and to deliver all or part of the sales proceeds to the Company.

         6.5 EXERCISE/PLEDGE. To the extent that this Section 6.5 is applicable, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) an irrevocable direction to pledge all or part of the Common Shares being purchased under the Plan to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company.

         6.6 PROMISSORY NOTE. To the extent that this Section 6.6 is applicable, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) a full-recourse promissory note. However, the par value of the Common Shares being purchased under the Plan, if newly issued, shall be paid in cash or cash equivalents.

         6.7 OTHER FORMS OF PAYMENT. To the extent that this Section 6.7 is applicable, all or any part of the Exercise Price and any withholding taxes may be paid in any other form that is consistent with applicable laws, regulations and rules.

ARTICLE 7.  OPTION GRANTS TO OUTSIDE DIRECTORS/AFFILIATES.

         The Committee may provide in its sole discretion that the NSOs that otherwise would be granted to an Outside Director under this Plan shall instead be granted to an affiliate of such Outside Director. Such affiliate shall then be deemed to be an Outside Director for purposes of the Plan, provided that the service-related vesting and termination provisions pertaining to the NSOs shall be applied with regard to the service of the Outside Director.

ARTICLE 8.  STOCK APPRECIATION RIGHTS.

         8.1 SAR AGREEMENT. Each grant of an SAR under the Plan shall be evidenced by an SAR Agreement between the Optionee and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various SAR Agreements entered into under the Plan need not be identical. SARs may be granted in consideration of a reduction in the Optionee's other compensation.

         8.2 NUMBER OF SHARES. Each SAR Agreement shall specify the number of Common Shares to which the SAR pertains and shall provide for the adjustment of such number in accordance with Article 11.

         8.3 EXERCISE PRICE. Each SAR Agreement shall specify the Exercise Price. An SAR Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the SAR is outstanding.

         8.4 EXERCISABILITY AND TERM. Each SAR Agreement shall specify the date when all or any installment of the SAR is to become exercisable. The SAR Agreement shall also specify the term of the SAR. An SAR Agreement may provide for accelerated exercisability in the event of the Optionee's death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's service. SARs may be awarded in combination with Options, and such an Award may provide that the SARs will not be exercisable unless the related Options are forfeited. An SAR may be included in an ISO only at the time of grant but may be included in an NSO at the time of grant or thereafter. An SAR granted under the Plan may provide that it will be exercisable only in the event of a Change in Control.

         8.5 EFFECT OF CHANGE IN CONTROL. The Committee may determine, at the time of granting an SAR or thereafter, that such SAR shall become fully exercisable as to all Common Shares subject to such SAR in the event that a Change in Control occurs with respect to the Company, subject to Section 11.3 and subject to the following sentence. If the Company and the other party to the transaction constituting a Change in Control agree that such transaction is to be treated as a "pooling of interests" for financial reporting purposes, and if such transaction in fact is so treated, then the acceleration of exercisability shall not occur to the extent that the Company's independent accountants and such other party's independent accountants separately determine in good faith that such acceleration would preclude the use of "pooling of interests" accounting.

         8.6 EXERCISE OF SARS. Upon exercise of an SAR, the Optionee (or any person having the right to exercise the SAR after his or her death) shall receive from the Company (a) Common Shares, (b) cash or (c) a combination of Common Shares and cash, as the Committee shall determine. The amount of cash and/or the Fair Market Value of Common Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Common Shares subject to the SARs exceeds the Exercise Price. If, on the date when an SAR expires, the Exercise Price under such SAR is less than the Fair Market Value on such date but any portion of such SAR has not been exercised or surrendered, then such SAR shall automatically be deemed to be exercised as of such date with respect to such portion.

         8.7 MODIFICATION OR ASSUMPTION OF SARS. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding SARs or may accept the cancellation of outstanding SARs (whether granted by the Company or by another issuer) in return for the grant of new SARs for the same or a different number of Common Shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of an SAR shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such SAR.

ARTICLE 9.  RESTRICTED SHARES.

         9.1 RESTRICTED STOCK AGREEMENT. Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Stock Agreement between the recipient and the Company. Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Stock Agreements entered into under the Plan need not be identical.

         9.2 PAYMENT FOR AWARDS. Subject to the following sentence, Restricted Shares may be sold or awarded under the Plan for such consideration as the Committee may determine, including (without limitation) cash, cash equivalents, full-recourse promissory notes, past services and future services. To the extent that an Award consists of newly issued Restricted

Shares, the Award recipient shall furnish consideration with a value not less than the par value of such Restricted Shares in the form of cash, cash equivalents or past services rendered to the Company (or a Parent or Subsidiary), as the Committee may determine.

         9.3 VESTING CONDITIONS. Each Award of Restricted Shares may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Stock Agreement. A Restricted Stock Agreement may provide for accelerated vesting in the event of the Participant's death, disability or retirement or other events. The Committee may determine, at the time of granting Restricted Shares or thereafter, that all or part of such Restricted Shares shall become vested in the event that a Change in Control occurs with respect to the Company, except as provided in the next following sentence. If the Company and the other party to the transaction constituting a Change in Control agree that such transaction is to be treated as a "pooling of interests" for financial reporting purposes, and if such transaction in fact is so treated, then the acceleration of vesting shall not occur to the extent that the Company's independent accountants and such other party's independent accountants separately determine in good faith that such acceleration would preclude the use of "pooling of interests" accounting.

         9.4 VOTING AND DIVIDEND RIGHTS. The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company's other stockholders. A Restricted Stock Agreement, however, may require that the holders of Restricted Shares invest any cash dividends received in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid.

         9.5 REPURCHASE OPTION. Unless the Committee determines otherwise, the Restricted Stock Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or disability). The purchase price for Common Shares repurchased pursuant to the Restricted Stock Agreement shall be the original purchase price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option for non-officer employees shall lapse at such rate as the Committee may determine, but at a minimum rate of twenty percent (20%) per year.

ARTICLE 10.  STOCK UNITS.

         10.1 STOCK UNIT AGREEMENT. Each grant of Stock Units under the Plan shall be evidenced by a Stock Unit Agreement between the recipient and the Company. Such Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Stock Unit Agreements entered into under the Plan need not be identical. Stock Units may be granted in consideration of a reduction in the recipient's other compensation.

         10.2 PAYMENT FOR AWARDS. To the extent that an Award is granted in the form of Stock Units, no cash consideration shall be required of the Award recipients.

         10.3 VESTING CONDITIONS. Each Award of Stock Units may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Stock Unit Agreement. A Stock Unit Agreement may provide for accelerated vesting in the event of the Participant's death, disability or retirement or other events. The Committee may determine, at the time of granting Stock Units or thereafter, that all or part of such Stock Units shall become vested in the event that a Change in Control occurs with respect to the Company, subject to Section 11.3, and except as provided in the next following sentence. If the Company and the other party to the transaction constituting a Change in Control agree that such transaction is to be treated as a "pooling of interests" for financial reporting purposes, and if such transaction in fact is so treated, then the acceleration of vesting shall not occur to the extent that the Company's independent accountants and such other party's independent accountants separately determine in good faith that such acceleration would preclude the use of "pooling of interests" accounting.

         10.4 VOTING AND DIVIDEND RIGHTS. The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Committee's discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Common Share while the Stock Unit is outstanding. Dividend equivalents may be converted into additional Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Common Shares, or in a combination of both. Prior to distribution, any dividend equivalents which are not paid shall be subject to the same conditions and restrictions as the Stock Units to which they attach.

         10.5 FORM AND TIME OF SETTLEMENT OF STOCK UNITS. Settlement of vested Stock Units may be made in the form of (a) cash, (b) Common Shares or (c) any combination of both, as determined by the Committee. The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Common Shares over a series of trading days. Vested Stock Units may be settled in a lump sum or in installments. The distribution may occur or commence when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred to any later date. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Article 11.

         10.6 DEATH OF RECIPIENT. Any Stock Units Award that becomes payable after the recipient's death shall be distributed to the recipient's beneficiary or beneficiaries. Each recipient of a Stock Units Award under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Award recipient's death. If no beneficiary was designated or if no designated beneficiary survives the Award recipient, then any Stock Units Award that becomes payable after the recipient's death shall be distributed to the recipient's estate.

         10.7 CREDITORS' RIGHTS. A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Unit Agreement.

ARTICLE 11.  PROTECTION AGAINST DILUTION.

         11.1 ADJUSTMENTS. In the event of a subdivision of the outstanding Common Shares, a declaration of a dividend payable in Common Shares, a declaration of a dividend payable in a form other than Common Shares in an amount that has a material effect on the price of Common Shares, a combination or consolidation of the outstanding Common Shares (by reclassification or otherwise) into a lesser number of Common Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of:

         a. The number of Options, SARs, Restricted Shares and Stock Units available for future Awards under Article 3;

         b. The limitations set forth in Sections 5.2 and 8.2;

         c. The number of NSOs to be granted to Outside Directors under
Article 7;

         d. The number of Common Shares covered by each outstanding Option and SAR;

         e. The Exercise Price under each outstanding Option and SAR; or

         f. The number of Stock Units included in any prior Award which has not yet been settled.

Except as provided in this Article 11, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

         11.2 DISSOLUTION OR LIQUIDATION. To the extent not previously exercised or settled, Options, SARs and Stock Units shall terminate immediately prior to the dissolution or liquidation of the Company.

         11.3 REORGANIZATIONS. In the event that the Company is a party to a merger, consolidation or other corporate reorganization, outstanding Awards shall be subject to the agreement of merger, consolidation or corporate reorganization, or subject to determination by the Board. Such agreement shall provide for one or more of the following events:

         a. The continuation of the outstanding Awards by the Company, if the Company is a surviving corporation;

         b. The assumption of the outstanding Awards by the surviving corporation or its parent or subsidiary;

         c. The substitution by the surviving corporation or its parent or subsidiary of its own awards for the outstanding Awards;

         d. Full exercisability or vesting and accelerated expiration of the outstanding Awards; or

         e. Settlement of the full value of the outstanding Awards in cash or cash equivalents followed by cancellation of such Awards.

Notwithstanding anything to the contrary herein, this Section 11.3 shall control in the event of a Change in Control.

ARTICLE 12.  DEFERRAL OF AWARDS.

         The Committee, in its sole discretion, may permit or require a Participant to:

         a. Have cash that otherwise would be paid to such Participant as a result of the exercise of an SAR or the settlement of Stock Units credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company's books;

         b. Have Common Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR converted into an equal number of Stock Units; or

         c. Have Common Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR or the settlement of Stock Units converted into amounts credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company's books. Such amounts shall be determined by reference to the Fair Market Value of such Common Shares as of the date when they otherwise would have been delivered to such Participant.

A deferred compensation account established under this Article 12 may be credited with interest or other forms of investment return, as determined by the Committee. A Participant for whom such an account is established shall have no rights other than those of a general creditor of the Company. Such an account shall represent an unfunded and unsecured obligation of the Company and shall be subject to the terms and conditions of the applicable agreement between such Participant and the Company. If the deferral or conversion of Awards is permitted or required, the Committee (in its sole discretion) may establish rules, procedures and forms pertaining to such Awards, including (without limitation) the settlement of deferred compensation accounts established under this Article 12.

ARTICLE 13.  AWARDS UNDER OTHER PLANS.

         The Company may grant awards under other plans or programs. Such awards may be settled in the form of Common Shares issued under this Plan. Such Common Shares shall be treated for all purposes under the Plan like Common Shares issued in settlement of Stock Units and shall, when issued, reduce the number of Common Shares available under Article 3.

ARTICLE 14.  PAYMENT OF DIRECTOR'S FEES IN SECURITIES.

         14.1 EFFECTIVE DATE. No provision of this Article 14 shall be effective unless and until the Board has determined to implement such provision.

         14.2 ELECTIONS TO RECEIVE NSOs, RESTRICTED SHARES OR STOCK UNITS. An Outside Director may elect to receive his or her annual retainer payments and/or meeting fees from the Company in the form of cash, NSOs, Restricted Shares or Stock Units, or a combination thereof, as determined by the Board. Such NSOs, Restricted Shares and Stock Units shall be issued under the Plan. An election under this Article 14 shall be filed with the Company on the prescribed form.

         14.3 NUMBER AND TERMS OF NSOs, RESTRICTED SHARES OR STOCK UNITS. The number of NSOs, Restricted Shares or Stock Units to be granted to Outside Directors in lieu of annual retainers and meeting fees that would otherwise be paid in cash shall be calculated in a manner determined by the Board. The terms of such NSOs, Restricted Shares or Stock Units shall also be determined by the Board.

ARTICLE 15.  LIMITATION ON RIGHTS.

         15.1 RETENTION RIGHTS. Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain an Employee, Outside Director or Consultant. The Company and its Parents, Subsidiaries and Affiliates reserve the right to terminate the service of any Employee, Outside Director or Consultant at any time, with or without cause, subject to applicable laws, the Company's certificate of incorporation and by-laws and a written employment agreement (if any).

         15.2 STOCKHOLDERS' RIGHTS. A Participant shall have no dividend rights, voting rights or other rights as a stockholder with respect to any Common Shares covered by his or her Award prior to the time when a stock certificate for such Common Shares is issued or, if applicable, the time when he or she becomes entitled to receive such Common Shares by filing any required notice of exercise and paying any required Exercise Price. No adjustment shall be made for cash dividends or other rights for which the record date is prior to such time, except as expressly provided in the Plan.

         15.3 CONDITIONS UPON ISSUANCE OF COMMON SHARES.

         a. LEGAL COMPLIANCE. Common Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Common Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act, as amended, the Exchange Act, the securities laws of applicable states, the rules and regulations promulgated thereunder, applicable laws, and the requirements of any stock exchange or quotation system upon which the Common Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         b. INVESTMENT REPRESENTATIONS RE: FEDERAL SECURITIES LAWS. The Common Shares underlying the Awards, as of the date the Plan was approved by the Board, have not been registered under the Securities Act. The Participant shall be required to represent that if Awards are exercised in whole or in part at a time when there is not in effect, under the Securities Act, a registration statement applicable to the Common Shares issuable upon exercise, then the purchase of such Common Shares shall be subject to obtaining such representation, warranties and covenants from the Participants as the Committee shall determine, including, without limitation:

              (i) INVESTMENT INTENT. Participant is acquiring the Common Shares for its own account, not as a nominee or agent, and not with a view to their resale or distribution and is prepared to hold the Common Shares for an indefinite period and has no present intention to sell, distribute, or grant any participating interests in the Common Shares. Participant acknowledges the Common Shares have not been registered under the Securities Act or the securities laws of any other state, province or country (collectively, with the 1933 Act, the "Securities Laws"), and that the Company is issuing the Common Shares to it in reliance on such representations.

              (ii) RESTRICTED SECURITIES. Participant confirms it has been informed that the Common Shares may not be resold or transferred unless such Common Shares are first registered under the applicable Securities Laws or unless an exemption from such registration is available.

               (iii) INVESTMENT EXPERIENCE. In connection with the investment representations made, Participant represents that it is able to fend for itself in the transactions contemplated by the Plan, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment, has the ability to bear the economic risks of its investment, and has been furnished with and has had access to such information as is normally made available in the form of a registration statement, together with such additional information as is necessary to verify the accuracy of the information supplied and to have all questions answered by the Company.

              (iv) DISPOSITION OF SHARES. Participant shall make no disposition of the Common Shares, unless and until:

                   (1) Participant shall have complied with all requirements of the Plan and any stock exchange on which such Common Shares (or any substituted securities) may be listed;

                   (2) Participant shall have notified the Company of the proposed disposition and furnished it with a written summary of the terms and conditions of the proposed disposition; and

                   (3) Participant shall have provided an opinion to the Company's counsel (at its expense), in form and substance reasonably satisfactory to the Company, that (i) the proposed disposition does not require registration of the Common Shares under the applicable Securities Laws or (ii) all appropriate action necessary for compliance with the registration requirements of the applicable Securities Laws or of any exemption from registration available under the applicable Securities Laws has been taken.

ARTICLE 16.  WITHHOLDING TAXES.

         16.1 GENERAL. To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Common Shares or make any cash payment under the Plan until such obligations are satisfied.

         16.2 SHARE WITHHOLDING. The Committee may permit a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Common Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Common Shares that he or she previously acquired. Such Common Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash.

ARTICLE 17.  FUTURE OF THE PLAN.

         17.1 TERM OF THE PLAN. The Plan, as set forth herein, shall become effective as of November 1, 2000. The Plan shall remain in effect until it is terminated under Section 17.2, except that no ISOs shall be granted on or after the 10th anniversary of the later of (a) the date when the Board adopted the Plan or (b) the date when the Board adopted the most recent increase in the number of Common Shares available under Article 3 which was approved by the Company's stockholders.

         17.2 AMENDMENT OR TERMINATION. The Board may at any time amend, alter, suspend or terminate the Plan for any reason.

         17.3 STOCKHOLDER APPROVAL. The Company shall obtain stockholder approval of any Plan amendment to the extent required by applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Shares are listed or quoted. Such stockholder approval, if required shall be obtained in such a manner and to such a degree as is required by the applicable laws, rules or regulations.

         17.4 EFFECT OF AMENDMENT OR TERMINATION. No amendment, alteration, suspension or termination of the Plan shall materially impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company. For purposes of the Plan, any amendment, alteration, suspension or termination that is required to enable an Option designated as an Incentive Stock Option to qualify as a Nonqualified Stock Option or is necessary to comply with any applicable laws or government regulations, shall not be considered to materially impair any rights of the Optionee. For purposes of the Plan, any action of the Board or the Committee that alters or affects the tax treatment of any Award shall not be considered to materially impair any rights of the respective Participant.

ARTICLE 18.  LIMITATION ON PARACHUTE PAYMENTS.

         18.1 SCOPE OF LIMITATION. This Article 18 shall apply to an Award unless the Committee, at the time of making an Award under the Plan or at any time thereafter, specifies in writing that such Award shall not be subject to this Article 18. If this Article 18 applies to an Award, it shall supersede any contrary provision of the Plan or of any Award granted under the Plan.

         18.2 BASIC RULE. In the event that the independent auditors most recently selected by the Board (the "Auditors") determine that any payment or transfer by the Company under the Plan to or for the benefit of a Participant (a "Payment") would be nondeductible by the Company for federal income tax purposes because of the provisions concerning "excess parachute payments" in Section 280G of the Code, then the aggregate present value of all Payments shall be reduced (but not below zero) to the Reduced Amount. For purposes of this Article 18, the "Reduced Amount" shall be the amount, expressed as a present value, which maximizes the aggregate present value of the Payments without causing any Payment to be nondeductible by the Company because of Section 280G of the Code.

         18.3 REDUCTION OF PAYMENTS. If the Auditors determine that any Payment would be nondeductible by the Company because of Section 280G of the Code, then the Company shall promptly give the Participant notice to that effect and a copy of the detailed calculation thereof and of the Reduced Amount, and the Participant may then elect, in his or her sole discretion, which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall advise the Company in writing of his or her election within 10 days of receipt of notice. If no such election is made by the Participant within such 10-day period, then the Company may elect which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall notify the Participant promptly of such election. For purposes of this Article 18, present value shall be determined in accordance with Section 280G(d)(4) of the Code. All determinations made by the Auditors under this Article 18 shall be binding upon the Company and the Participant and shall be made within 60 days of the date when a Payment becomes payable or transferable. As promptly as practicable following such determination and the elections hereunder, the Company shall pay or transfer to or for the benefit of the Participant such amounts as are then due to him or her under the Plan and shall promptly pay or transfer to or for the benefit of the Participant in the future such amounts as become due to him or her under the Plan.

         18.4 OVERPAYMENTS AND UNDERPAYMENTS. As a result of uncertainty in the application of Section 280G of the Code at the time of an initial determination by the Auditors hereunder, it is possible that Payments will have been made by the Company that should not have been made (an "Overpayment") or that additional Payments that will not have been made by the Company could have been made (an "Underpayment"), consistent in each case with the calculation of the Reduced Amount hereunder. In the event that the Auditors, based upon the assertion of a deficiency by the Internal Revenue Service against the Company or the Participant that the Auditors believe has a high probability of success, determine that an Overpayment has been made, such Overpayment shall be treated for all purposes as a loan to the Participant which he or she shall repay to the Company, together with interest at the applicable federal rate provided in
Section 7872(f)(2) of the Code; provided, however, that no amount shall be payable by the Participant to the Company if and to the extent that such payment would not reduce the amount subject to taxation under Section 4999 of the Code. In the event that the Auditors determine that an Underpayment has occurred, such Underpayment shall promptly be paid or transferred by the Company to or for the benefit of the Participant, together with interest at the applicable federal rate provided in Section 7872(f)(2) of the Code.

         18.5 RELATED CORPORATIONS. For purposes of this Article 18, the term "Company" shall include affiliated corporations to the extent determined by the Auditors in accordance with Section 280G(d)(5) of the Code.

ARTICLE 19.  INDEMNIFICATION.

         In addition to such other rights of indemnification as they may be entitled as members of the Board or officers or employees of the Company and any Parent or Subsidiary or as a matter of law or otherwise, members of the Board and any officers or employees of the Company and any Parent or Subsidiary to whom authority to act for the Board is delegated shall be indemnified and held harmless, to the fullest extent permissible under applicable law, by the Company against all loss, expense, liability and cost, including, without limitation, reasonable attorneys' fees, incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same before they undertake to handle or defend it on their own behalf.

         It is the Company's intention that all expenses incurred in connection with the administration of the Plan shall be borne by the Company rather than any member of the Board.

ARTICLE 20.  PROVISION OF INFORMATION.

         Each Participant will receive a copy of the Plan. At least annually, a copy of the Company's annual financial statements for the just-completed fiscal year shall be made available to each Participant and purchaser of Common Shares upon exercise of an Award, subject, at the Company's sole discretion, to the requirement that such Participant or purchaser, as applicable, execute a confidentiality agreement in form and substance satisfactory to the Company. The Company shall not be required to provide such information to key employees whose duties in connection with the Company assure them access to equivalent information.

ARTICLE 21.  ADMINISTRATION.

         21.1 COMMITTEE COMPOSITION. The Plan shall be administered by the Board of Directors unless and until the Board delegates administration to a Committee, as provided herein. The Board may delegate administration of the Plan to a Committee composed of not fewer than two (2) members of the Board. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board (and references in this Plan to the Board shall thereafter be to the Committee), subject, however, to such decisions, not inconsistent with the provisions of the Plan, as may be made from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. In addition, the composition of the Committee shall satisfy:

         a. Such requirements as the Securities and Exchange Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act; and

         b. Such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under section 162(m)(4)(C) of the Code.

In the absence of a Committee, all references in this Plan to the Committee shall mean and refer to the Board.

         21.2 POWERS OF THE BOARD. Subject to the provisions of the Plan, and, subject to the duties delegated by the Board to a Committee, the Board shall have plenary authority, in its discretion:

         a. to determine the Fair Market Value of the Common Stock, in accordance with Section 2 of the Plan;

         b. to select the Employees, Consultants and Outside Directors to whom Awards may be granted hereunder;

         c. to determine whether and to what extent Awards or any combination thereof are granted hereunder;

         d. to determine the number of Common Shares to be covered by each Award granted hereunder;

         e. to approve forms of agreement for use under the Plan;

         f. to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting, acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Awards or the Common Shares relating thereto, based in each case on such factors as the Board, in its sole discretion, shall determine;

         g. to construe and interpret the terms of the Plan;

         h. to prescribe, amend and rescind rules and regulations relating to the Plan;

         i. to determine whether and under what circumstances an Award may be settled in cash instead of Common Shares or Common Shares instead of cash;

         j. to reduce the exercise price of any Award;

         k. to modify or amend each Award (subject to Section 17 of the Plan);

         l. to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Board;

         m. to determine the terms and restrictions applicable to Awards and any Restricted Stock; and

         n. to make all other determinations deemed necessary or advisable for administering the Plan.

The Board's determination on the foregoing matters and matters incidental thereto shall be conclusive. In exercising such authority, the Board need not treat all Awards in the same manner.

         21.3 COMMITTEE FOR NON-OFFICER GRANTS. The Board may also appoint a secondary committee of the Board, which shall be composed of one or more directors of the Company who need not satisfy the requirements of Section 21.1. Such secondary committee may administer the Plan with respect to Employees and Consultants who are not considered officers or directors of the Company under section 16 of the Exchange Act, may grant Awards under the Plan to such Employees and Consultants and may determine all features and conditions of such Awards. Within the limitations of this Section 21.3, any reference in the Plan to the Committee shall include such secondary committee.

ARTICLE 22.  EXECUTION.

         To record the adoption of the Plan by the Board, the Company has caused its duly authorized officer to execute this document in the name of the Company.

         Advanced Biotherapy, Inc.

         By:  /s/ Paul J. Marangos
                  Chief Executive Officer

                            ADVANCED BIOTHERAPY, INC.
                       2000 OMNIBUS EQUITY INCENTIVE PLAN

                                 NOTICE OF GRANT

         Unless otherwise defined herein, the terms defined in the 2000 Omnibus Equity Incentive Plan (the "Plan") shall have the same defined meanings in this Notice of Grant.

                                                        Name
                                                       Address

         You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Stock Option Agreement, as follows:

         Grant Number                                XXX

         Date of Grant                               _____________ 2000

         Vesting Commencement Date  ______________ 20xx

         Exercise Price per Share           $xx.xx

         Total Number of Shares Granted     xxx

         Total Exercise Price               $xxxxxxxxx

         Type of Option:                    __________ Incentive Stock Option

                                            __________ Nonstatutory Stock Option

         Term/Expiration Date:              ___________, 20xx

         VESTING SCHEDULE:
         ----------------

         This Option may be exercised, in whole or in part, in accordance with the following schedule:

  NUMBER OF SHARES (INSTALLMENT)            DATE OF EARLIEST EXERCISE (VESTING)
  ------------------------------            -----------------------------------

TERMINATION PERIOD:

         This Option may be exercised for six (6) months after termination of employment or consulting relationship as a result of the death or Disability of Optionee, but in no event later than the Term/Expiration Date as provided above. Upon termination of employment for any reason other than death or Disability, this Option may be exercised for three (3) months after termination of employment or consulting relationship, but in no event later than the Term/Expiration Date as provided above. Notwithstanding the foregoing, if Optionee shall be terminated "for cause" (as defined in Section 6 of the Option Agreement), this Option shall terminate automatically on the termination date.

ADDITIONAL TERMS/ACKNOWLEDGMENTS:

         The Optionee acknowledges receipt of, and understands and agrees to, this Notice of Grant, the Stock Option Agreement and the Plan. Optionee further acknowledges that as of the date of grant set forth above, this Notice of Grant, the Stock Option Agreement and the Plan set forth the entire understanding between the Optionee and the Company regarding the acquisition of stock in the Company and supersede all prior oral and written agreements on that subject.

ADVANCED BIOTHERAPY, INC.,               OPTIONEE:
a Delaware corporation

By:
     -------------------------------    -------------------------------------

Title:                                   Printed Name:
        ----------------------------                  -----------------------

Date:                                    Date Signed:
       -----------------------------                  ------------------------




Attachment I:     Stock Option Agreement
Attachment II:    2000 Omnibus Equity Incentive Plan